Exhibit 10.5

EXECUTION VERSION

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of January 29, 2015 (this “Agreement”), by and among Marathon Patent Group, Inc., the other undersigned grantors and each Additional Grantor (as herein defined) (collectively, “Grantor”) and DBD Credit Funding LLC, as collateral agent for the Secured Parties (as defined in the Revenue Sharing and Securities Purchase Agreement, as defined below) (in such capacity as collateral agent, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Revenue Sharing and Securities Purchase Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Revenue Sharing and Securities Purchase Agreement”), by and among the Grantor, the Purchasers party thereto from time to time and the Collateral Agent;

WHEREAS, in consideration of the purchase of the Notes, the Warrants and the Revenue Stream by Purchasers and the other accommodations of the Purchasers, in each case as set forth in the Revenue Sharing and Securities Purchase Agreement, Grantor has agreed to secure Grantor’s obligations with respect to the payment in full and satisfaction of the Notes under the Revenue Sharing and Securities Purchase Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Grantor and Collateral Agent agree as follows:

SECTION 1.	DEFINITIONS.

1.1.           General Definitions.  In this Agreement, the following terms shall have the following meanings:

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.5 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” shall mean all “commodity accounts” as defined in Article 9 of the UCC.

“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.4.

“Copyrights” shall mean all United States, and foreign copyrights (including community designs), including, without limitation, copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing:  (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.4, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Deposit Accounts” shall mean all “deposit accounts” as defined in Article 9 of the UCC.

“Documents” shall have the meaning assigned to such term in the Revenue Sharing and Securities Purchase Agreement.

“Equipment” shall mean all “equipment” as defined in Article 9 of the UCC.

“Intellectual Property” shall mean, collectively, as owned, licensed or used in the business of each Grantor, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“General Intangibles” shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC.

“Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC;  (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; (iii) all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and (iv) all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Accounts” shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC):  all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.

“Patents” shall have the meaning assigned to such term in the Revenue Sharing and Securities Purchase Agreement.

“Patent Security Agreement” shall mean the patent security agreement executed by the parties substantially in the form of Exhibit B to perfect the Secured Parties’ security interest in the Collateral pursuant to the terms and conditions of this Agreement.

“Permitted Liens” shall mean any Lien that is permitted to be incurred by Grantor under Section 6.8 of the Revenue Sharing and Securities Purchase Agreement.

“Pledged Debt” shall mean all Indebtedness owed to any Grantor, including, without limitation, all Indebtedness described on Schedule 4.2 under the heading “Pledged Debt”, issued by the obligors named therein, the Instruments evidencing such Indebtedness, and all interest, cash, Instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests in any limited liability company owned by any Grantor including, without limitation, all limited liability company interests listed on Schedule 4.2 under the heading “Pledged LLC Interests” and the certificates, if any, representing such limited liability company interests and any interest of any Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership owned by any Grantor including, without limitation, all partnership interests listed on Schedule 4.2 under the heading “Pledged Partnership Interests” and the certificates, if any, representing such partnership interests and any interest of any Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of Capital Stock owned by any Grantor, including, without limitation, all shares of Capital Stock described on Schedule 4.2 under the heading “Pledged Stock”, and the certificates, if any, representing such shares and any interest of any Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust owned by any Grantor including, without limitation, all trust interests listed on Schedule 4.2 under the heading “Pledged Trust Interests” and the certificates, if any, representing such trust interests and any interest of any Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean:  (i) all “proceeds” as defined in Article 9 of the UCC and (ii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of any Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of any Grantor or any computer bureau or agent from time to time acting for any Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

“Securities Accounts” shall mean all “securities accounts” as defined in Article 8 of the UCC.

“Security Agreement Supplement” shall mean any supplement to this Agreement substantially in the form of Exhibit A.

“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.

“Trademarks” shall mean all United States, state, territorial, provincial or foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, without limitation:  (i) the registrations and applications referred to in Schedule 4.4, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether any Grantor is licensee or licensor thereunder), including, without limitation, each agreement referred to in Schedule 4.4.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether any Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.4.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of any Grantor, whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including, without limitation:  (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

 “United States” shall mean the United States of America.

1.2.           Definitions; Interpretation.  All capitalized terms used herein (including the preamble and recitals hereto) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Revenue Sharing and Securities Purchase Agreement or, if not defined therein, in the UCC.  References to “Sections,” “Exhibits” and “Schedules” shall be to sections, exhibits and schedules, as the case may be, of this Agreement unless otherwise specifically provided. The rules of construction specified in Section 1.2 of the Revenue Sharing and Securities Purchase Agreement also apply to this Agreement.

1.3.             Schedules and Exhibits.  This Agreement includes each of the following Schedules and Exhibits, all of which are incorporated into this Agreement by this reference, as each may be amended or supplemented from time to time in accordance with the terms and conditions here.

Schedule 4.1	Grantor Corporate Information
Schedule 4.2	Investment Related Property
Schedule 4.3	Description of Letters of Credit
Schedule 4.4	Intellectual Property
Schedule 4.5	Commercial Tort Claims
Exhibit A	Security Agreement Supplement
Exhibit B	Patent Security Agreement

SECTION 2.	GRANT OF SECURITY.

2.1.           Grant of Security.  As security for the payment and performance in full of all of the Secured Obligations (as defined in Section 3.1), Grantor hereby grants to Collateral Agent, for the benefit of Secured Parties, a security interest and continuing lien on all of Grantor’s right, title and interest in, to and under all personal property of Grantor, in each case whether now owned or existing or hereafter acquired or arising and wherever located, including the following (all of which are hereinafter collectively referred to as the “Collateral”):

(a)   Accounts;

(b)           the license agreements set forth on Schedule 4.5 of the Revenue Sharing and Securities Purchase Agreement (the “Existing Licenses”);

(c)           Chattel Paper;

(d)           Documents;

(e)           General Intangibles;

(f)           Goods;

(g)           Instruments;

(h)           Insurance;

(i)           Intellectual Property;

(j)           Investment Related Property;

(k)           Letter of Credit Rights;

(l)           Money;

(m)           Receivables and Receivable Records;

(n)           Commercial Tort Claims described on Schedule 4.5 (as such schedule may be amended or supplemented from time to time);

(o)           to the extent not otherwise included above, all Collateral Support and Supporting Obligations relating to any of the foregoing;

(p)           to the extent not otherwise included above, all other tangible and intangible personal property of such Grantor, including, without limitation, all bank and other accounts and all cash, all investments and all other property from time to time deposited therein or otherwise credited thereto, all monies and property in the possession or under the control of any Agent or any Purchaser or any affiliate, representative, agent or correspondent of any Agent or any Purchaser, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2.1 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor; and

(q)           to the extent not otherwise included above, all receivables, Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2.           Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein (including, without limitation, by virtue of any law, rule or regulation applicable to such Grantor) or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that, in each case, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above or (b) any intent-to-use (ITU) United States trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or 15 U.S.C. § 1051(c) in each case, only to the extent the grant of security interest in such intent-to-use Trademark is in violation of 15 U.S.C. § 1060 and only unless and until a “Statement of Use” or “Amendment to Allege Use” is filed, has been deemed in conformance with 15 U.S.C. § 1051(a) and 15 U.S.C. § 1051(c) or examined and accepted, respectively, by the United States Patent and Trademark Office in which case such security interest shall attach immediately.  Notwithstanding anything in this Section 2.2 to the contrary, the foregoing exclusions shall not in any way limit, impair or otherwise affect Collateral Agent’s continuing Liens upon any rights or interests of Grantor in (A) monies due or to become due to Grantor in respect of such lease, license, contract, property rights agreement or other interests or (B) any and all Proceeds from the sale, transfer, assignment, license, lease or other dispositions of such lease, license, contract, property rights, agreements or other interests.

SECTION 3.	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1.           Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)), of all obligations relating to the payment in full and satisfaction of the Notes with respect to Grantor, whether now existing or hereafter incurred (collectively, the “Secured Obligations”).

3.2.           Continuing Liability Under Collateral.  Notwithstanding anything herein to the contrary, (i) Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended to or shall be a delegation of duties to Collateral Agent or any other Secured Party, (ii) Grantor shall remain liable under each of the agreements included in the Collateral and neither Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement and (iii) the exercise by Collateral Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.	REPRESENTATIONS AND WARRANTIES AND COVENANTS.

4.1.           Generally.

(a)           Representations and Warranties.  Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that:

(i)           it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;

(ii)           it has indicated on Schedule 4.1 (as such schedule may be amended or supplemented from time to time):  (w) the type of organization of Grantor, (x) the jurisdiction of organization of Grantor, (y) its organizational identification number, if any, and (z) the jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located.

(iii)           the full legal name of Grantor is as set forth on Schedule 4.1 and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1;

(iv)           except as provided on Schedule 4.1, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(v)           it has not become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1 hereof;

(vi)           (w) upon the filing of all UCC financing statements naming Grantor as “debtor” and Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1 hereof  and other filings delivered by each Grantor, (x) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, along with corresponding stock powers, as applicable, (y) upon execution of a control agreement establishing Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, and (z) to the extent perfection or priority of a security interest therein not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks, Copyrights and exclusive Copyright Licenses in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to Collateral Agent hereunder shall constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens) on such Collateral;

(vii)           all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

(viii)           other than the financing statements filed in favor of Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (A) financing statements for which proper termination statements have been delivered to Collateral Agent for filing and (B) financing statements filed in connection with Permitted Liens; and

(ix)           no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vi) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of securities.

(b)           Covenants and Agreements.  Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that:

(i)           it shall not change Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business, chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (A) notified Collateral Agent in writing, by executing and delivering to Collateral Agent a completed Security Agreement Supplement, together with all Supplements to Schedules thereto, at least fifteen (15) Business Days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as Collateral Agent may reasonably request and (B) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby; and

(ii)           it shall not take or permit any action which could impair Collateral Agent’s rights in the Collateral.

4.2.           Investment Related Property.

4.2.1.           Investment Related Property Generally

(a)           Covenants and Agreements.  Each Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that:

(i)           in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to Collateral Agent a completed Security Agreement Supplement, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property.  Notwithstanding the foregoing, each Grantor agrees that the security interest of Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.2 as required hereby;

(ii)   except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall within fifteen (15) Business Days take all steps, if any, reasonably requested by Collateral Agent to ensure the validity, perfection, priority and, if applicable, control of Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of Collateral Agent and the same shall be segregated from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest, in each case, solely to the extent the same is expressly permitted by the terms and provisions of the Revenue Sharing and Securities Purchase Agreement;

(iii)           each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to Collateral Agent.

(b)           Delivery and Control.  Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.2.1(b) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.2.1(b) promptly, and in any event with in three (3) Business Days, upon acquiring rights therein, in each case in form and substance satisfactory to Collateral Agent.  With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” with a face value in excess of $200,000 (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC.  With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC  (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security if such issuer is a subsidiary of such Grantor or controlled by such Grantor to either (i) register Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in a form reasonably acceptable to the Collateral Agent, pursuant to which such issuer agrees to comply with Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

(c)           Voting and Distributions.

(i)           So long as no Event of Default shall have occurred and be continuing:

(1)           except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Revenue Sharing and Securities Purchase Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Revenue Sharing and Securities Purchase Agreement; it being understood, however, that neither the voting by such Grantor of any Pledged Equity Interest for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders, members or partners or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Revenue Sharing and Securities Purchase Agreement, shall be deemed inconsistent with the terms of this Agreement or the Revenue Sharing and Securities Purchase Agreement within the meaning of this Section 4.2.1(c)(i)(1), and no notice of any such voting or consent need be given to Collateral Agent; and

(2)           Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

(ii)           Upon the occurrence and during the continuation of an Event of Default:

(1)           all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)           in order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder:  (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all proxies, dividend payment orders and other instruments as Collateral Agent may from time to time reasonably request and (B) each Grantor acknowledges that Collateral Agent may utilize the power of attorney set forth in Section 6.1.

4.2.2.           Pledged Equity Interests

(a)           Representations and Warranties.  Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that:

(i)           Schedule 4.2 sets forth under the headings “Pledged Stock,” “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii)           except as set forth on Schedule 4.2, it has not acquired any Capital Stock or securities of another entity or all or substantially all the assets of another entity, or merged with another entity, within the past five (5) years;

(iii)           it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and, except as set forth on Schedule 4.2, there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(iv)           without limiting the generality of any of the foregoing, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of Collateral Agent in any Pledged Equity Interests or the exercise by Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof; and

(v)   none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that:  (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)           other than as permitted under the Revenue Sharing and Securities Purchase Agreement, without the prior written consent of Collateral Agent, it shall not vote to enable or take any other action to:  (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely changes the rights of such Grantor with respect to any Investment Related Property, taken as a whole or adversely affects the validity, perfection or priority of Collateral Agent’s security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other Capital Stock or securities of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other Capital Stock or securities of any nature of such issuer, (c) other than as permitted under the Revenue Sharing and Securities Purchase Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational documents relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish Collateral Agent’s “control” thereof;

(ii)           it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

(iii)           other than as permitted under the Revenue Sharing and Securities Purchase Agreement, without the prior written consent of Collateral Agent, it shall not vote to enable or take any other action to permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under Section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding Capital Stock or securities of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; and

(iv)           each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to Collateral Agent or its nominee upon following the occurrence and during the continuation of an Event of Default and to the substitution of Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.2.3.   Pledged Debt

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that Schedule 4.2 sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and (i) is the legal, valid and binding obligation of the issuers thereof (subject to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally or by equitable principles relating to enforceability) and (ii) is not in default and constitutes all of the issued and outstanding inter-company Indebtedness.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that it shall notify Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

4.2.4.           Investment Accounts

(a)           Representations and Warranties.  Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that:

(i)           Schedule 4.2 hereto sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest.  Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than Collateral Agent or with respect to Permitted Liens) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

(ii)           Schedule 4.2 hereto sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest.  Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than Collateral Agent or with respect to Permitted Liens, the bank or other depositary institution at which such Deposit Account is maintained) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(iii)           Each Grantor has taken all actions necessary or desirable, including those specified in Section 4.2.4(c), to:  (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) deliver all Instruments to Collateral Agent.

(b)           Covenant and Agreement.  Each Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account without the prior consent of Collateral Agent and unless a successor or replacement account has been established with the consent of Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.2.4(c).

(c)   Delivery and Control

(i)           With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement in a form reasonably satisfactory to the Collateral Agent pursuant to which it shall agree to comply with Collateral Agent’s “entitlement orders” without further consent by such Grantor.  With respect to any Investment Related Property that is a “Deposit Account”, it shall cause the depositary institution maintaining such account to enter into an agreement in a form reasonably satisfactory to Collateral Agent, pursuant to which Collateral Agent shall have “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account.  Each Grantor shall have used best efforts to have entered into such control agreement or agreements with respect to:  (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Closing Date, within 60 days after the Closing Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts; and

(ii)           In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable,  under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of Collateral Agent.  Upon the occurrence and during the continuation of an Event of Default, Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent.  In addition, Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

4.3.           Letter of Credit Rights.

(a)           Representations and Warranties.  Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that:

(i)           all letters of credit to which such Grantor has rights are listed on Schedule 4.3  hereto; and

(ii)           it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to Collateral Agent.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to Collateral Agent and shall deliver to Collateral Agent a completed Security Agreement Supplement, together with all Supplements to Schedules thereto.

4.4.   Intellectual Property.

(a)           Representations and Warranties.  Except as disclosed in Schedule 4.4, Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that:

(i)           Schedule 4.4 sets forth a true and complete list of all United States, state and foreign registrations of and applications for the Patents and the other Intellectual Property;

(ii)           it is the sole and exclusive owner of the entire right, title, and interest in and to all of the Intellectual Property listed on Schedule 4.4, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the Existing Licenses set forth on Schedule 4.5 of the Revenue Sharing and Securities Purchase Agreement; and

(iii)           all registrations and applications for Patents of Grantor are standing in the name of Grantor, and none of such Patents has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.4.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that it will update Schedule 4.4 within 15 days following the completion of each fiscal quarter if such Grantor has acquired additional Intellectual Property during such fiscal quarter, and it shall execute and deliver a Patent Security Agreement with respect to any Patents not previously subject to a Patent Security Agreement.

4.5.           Commercial Tort Claims.

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants to Collateral Agent and each other Secured Party, as of the Closing Date and as of the date of each issuance of Notes, that Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees with Collateral Agent and each other Secured Party that prior to the initiation of any Commercial Tort Claim hereafter arising it shall deliver to the Collateral Agent a completed Security Agreement Supplement, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims and granting a security interest therein to the Collateral Agent.

SECTION 5.    FURTHER ASSURANCES; ADDITIONAL GRANTORS.

5.1.           Further Assurances.

(a)           Grantor agrees that from time to time, at the expense of Grantor, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Grantor shall:

(i)           file or authorize the filing of such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be reasonably necessary or desirable, or as Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)           take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property are registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts of any of the foregoing; and

(iii)           at Collateral Agent’s reasonable request, appear in and defend any action or proceeding that may affect Grantor’s title to or Collateral Agent’s security interest in all or any part of the Collateral.

(b)           Grantor hereby authorizes Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as Collateral Agent may determine, in its sole discretion, are necessary to perfect the security interest granted to Collateral Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”  Grantor shall furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail.

(c)           Grantor hereby authorizes Collateral Agent to amend Schedule 4.4 to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

5.2.   Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a supplement to this agreement in form and substance satisfactory to the Collateral Agent.  Upon delivery of any such supplement to Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of any Grantor to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

6.1.           Power of Attorney.   Grantor hereby irrevocably appoints Collateral Agent (such appointment being coupled with an interest) as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Collateral Agent or otherwise, from time to time in Collateral Agent’s discretion to take any action and to execute any instrument that Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)           upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)           upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

(d)           to prepare and file any UCC financing statements and continuations and amendments thereof against Grantor as debtor;

(e)           to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of Grantor as assignor or debtor;

(f)           to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its sole discretion, any such payments made by Collateral Agent to become obligations of Grantor to Collateral Agent, due and payable immediately without demand; and

(g)           upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent’s option and Grantor’s expense, at any time or from time to time, all acts and things that Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

6.2.           No Duty on the Part of Collateral Agent or Secured Parties.  The powers conferred on Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon Collateral Agent or any Secured Party to exercise any such powers.  Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

SECTION 7.    REMEDIES.

7.1.           Generally.

(a)           If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may, without notice except as required under the UCC, exercise its rights under Section 2.11 of the Revenue Sharing and Securities Purchase Agreement and sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, provided however, that any such exercise of remedies (including any sale, assignment or disposition of Patents or any rights in any Patents) shall be subject to (1) the required grant by Purchasers and the Collateral Agent to the Grantor a non-exclusive, royalty-free, world-wide license (with the right to sublicense to third parties under the Existing Licenses and the sale of proprietary products and any other licenses entered into in compliance with this Agreement) to the Patents pursuant to the proviso at the end of Section 7.2 of the Revenue Sharing and Securities Purchase Agreement and (2) the Purchasers and Collateral Agent obtaining and delivering to Grantor a written acknowledgement and agreement of the applicable transferee or assignee as required pursuant to the proviso at the end of Section 7.2 of the Revenue Sharing and Securities Purchase Agreement.

(b)           In connection with the exercise of remedies pursuant to Section 7.1(a) of this Agreement, Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent that the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Grantor agrees that, to the extent notice of sale shall be required by law, at least thirty (30) days notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Grantor agrees that it would not be commercially unreasonable for Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Grantor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency.  Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Collateral Agent, that Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.  Nothing in this Section shall in any way alter the rights of Collateral Agent hereunder.

(c)   Collateral Agent may sell the Collateral in connection with the exercise of remedies pursuant to Section 7.1(a) of this Agreement without giving any warranties as to the Collateral.  Collateral Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)           Collateral Agent shall have no obligation to marshal any of the Collateral.

7.2.           Application of Proceeds. All proceeds received by Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral in connection with the exercise of remedies pursuant to Section 7.1(a) or (b) of this Agreement shall be applied in full or in part by Collateral Agent against the Secured Obligations as follows:

(a)           First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal, interest and the Purchaser’s proportionate share of Revenue Stream, but including (x) attorney costs and other expenses payable under Section 9.1 of the Revenue Sharing and Securities Purchase Agreement, (y) amounts owing in respect of the preservation of Collateral or the security interest in the Collateral and (z) amounts owing in respect of enforcing the rights of the Secured Parties under the Documents) payable to the Collateral Agent in its capacity as such or to the Purchasers;

(b)           Second, to the payment of that portion of the Secured Obligation constituting amounts owed to the Purchasers, in respect of the Notes;

(c)           Third, to the payment of that portion of the Secured Obligation constituting amounts owed to the Purchasers, in respect of the Revenue Stream; and

(d)           Last, the balance, if any, after all the Secured Obligations have been paid in full, to the Grantor or as otherwise required by applicable law.

7.3.           Sales on Credit.  If Collateral Agent sells any of the Collateral in connection with the exercise of remedies pursuant to Section 7.1(a) of this Agreement upon credit, Grantor will be credited only with payments actually made by the purchaser thereof and received by Collateral Agent and applied to indebtedness of the purchaser thereof.  In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

7.4.           Deposit Accounts.  If any Event of Default shall have occurred and be continuing, Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of Collateral Agent; provided, for purposes of clarity, except upon the occurrence and during the continuation of an Event of Default, Collateral Agent shall not give any such instructions directing the disposition of funds, or withholding the withdrawal rights of any Grantor, from time to time credited to any Securities Account, Securities Entitlement or Deposit Account.

7.5.           Investment Related Property.   Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, Grantor shall and shall cause each issuer of any Pledged Equity Interests to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

7.6.   Intellectual Property.

(a)           Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default

(i)           The Collateral Agent may exercise its rights under Section 2.11 of the Revenue Sharing and Securities Purchase Agreement;

(ii)           Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of Grantor, Collateral Agent or otherwise, in Collateral Agent’s sole discretion, to enforce any Patents, in which event Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents required by Collateral Agent in aid of such enforcement and  Grantor shall promptly, upon demand, reimburse and indemnify Collateral Agent as provided in Sections 9.1 and 9.2 of the Revenue Sharing and Securities Purchase Agreement in connection with the exercise of its rights under this Section, and, to the extent that Collateral Agent shall elect not to bring suit to enforce any Patents as provided in this Section, Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of Grantor’s rights in the Patents by any other Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

(iii)           Collateral Agent shall have the right to notify, or require Grantor to notify, any obligors with respect to amounts due or to become due to Grantor in respect of the Patents, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to Collateral Agent, and, upon such notification and at the expense of Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done;

(1)           all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Collateral Agent hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as per Section 7.2 of this Agreement; and

(2)           no Grantor shall adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)           If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to Collateral Agent of any rights, title and interests in and to the Patents shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of Grantor, Collateral Agent shall promptly execute and deliver to Grantor, at Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to Grantor any and all such rights, title and interests as may have been assigned to Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by Collateral Agent; provided, after giving effect to such reassignment, Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of Collateral Agent and the Secured Parties.

SECTION 8.	COLLATERAL AGENT.

Collateral Agent has been appointed to act as “Collateral Agent” hereunder by Purchasers pursuant to the Revenue Sharing and Securities Purchase Agreement.  Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the other Documents; provided, Collateral Agent shall, after payment in full of all Obligations under the Revenue Sharing and Securities Purchase Agreement and the other Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the Majority Purchasers.  In furtherance of the foregoing provisions of this section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all powers, rights and remedies hereunder may be exercised solely by Collateral Agent for the benefit of Secured Parties in accordance with the terms of this section.  Collateral Agent may resign, and a successor be appointed, in accordance with the Revenue Sharing and Securities Purchase Agreement.  After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

SECTION 9.	CONTINUING SECURITY INTEREST; TRANSFER OF RIGHTS UNDER INVESTMENT DOCUMENTS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full and satisfaction of the obligations with respect to the Notes under the Revenue Sharing and Securities Purchase Agreement (other than contingent indemnity obligations not then asserted), be binding upon Grantor, its successors and assigns, and inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns.  Without limiting the generality of the foregoing, but subject to the terms of the Revenue Sharing and Securities Purchase Agreement, any Purchaser may assign or otherwise transfer any rights held by it under the Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Purchasers herein or otherwise.  Upon the payment in full of all Secured Obligations (other than contingent indemnity obligations not then asserted), the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantor.  Upon any such termination, Collateral Agent shall, at Grantor’s expense, execute and deliver to Grantor or otherwise authorize the filing of such release documents as Grantor shall reasonably request, including financing statement amendments to evidence such termination, in each case, such documents to be in form and substance satisfactory to Collateral Agent and without representation or warranty by, or recourse to, Collateral Agent.  Upon any Disposition of property permitted by the Revenue Sharing and Securities Purchase Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the Grantor (or transferee) with no further action on the part of any Person.  Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantor shall reasonably request, in form and substance reasonably satisfactory to Collateral Agent and without representation or warranty by, or recourse to, Collateral Agent, including financing statement amendments to evidence such release.

SECTION 10.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.  Neither Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or otherwise.  If Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Grantor under Section 9.1 of the Revenue Sharing and Securities Purchase Agreement.

SECTION 11.    INDEMNITY.

The Grantor (as “Indemnitor”) agrees to indemnify, pay and hold the Secured Parties, and the officers, directors, partners, managers, members, employees, agents, and Affiliates of the Secured Parties (collectively, the “Indemnitees”) harmless from and against any and all other liabilities, costs, expenses, obligations, losses (other than lost profit), damages, penalties, actions, judgments, suits, claims and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of one counsel for such Indemnitees) in connection with any investigative, administrative or judicial proceeding commenced or threatened (excluding claims among Indemnitees), whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement (the “Indemnified Liabilities”); provided that the Indemnitor shall not have any obligation to an Indemnitee hereunder with respect to an Indemnified Liability to the extent that such Indemnified Liability arises from the gross negligence or willful misconduct of that Indemnitee or any of its officers, directors, partners, managers, members, employees, agents and/or Affiliates.  Each Indemnitee shall give the Indemnitor prompt written notice of any claim that might give rise to Indemnified Liabilities setting forth a description of those elements of such claim of which such Indemnitee has knowledge; provided that any failure to give such notice shall not affect the obligations of the Indemnitor.  The Indemnitor shall have the right at any time during which such claim is pending to select counsel to defend and control the defense thereof and settle any claims for which it is responsible for indemnification hereunder (provided that the Indemnitor will not settle any such claim without (i) the appropriate Indemnitee’s prior written consent, which consent shall not be unreasonably withheld or (ii) obtaining an unconditional release of the appropriate Indemnitee from all claims arising out of or in any way relating to the circumstances involving such claim and without any admission as to culpability or fault of such Indemnitee) so long as in any such event, the Indemnitor shall have stated in a writing delivered to the Indemnitee that, as between the Indemnitor and the Indemnitee, the Indemnitor is responsible to the Indemnitee with respect to such claim to the extent and subject to the limitations set forth herein; provided that the Indemnitor shall not be entitled to control the defense of any claim in the event that in the reasonable opinion of counsel for the Indemnitee, there are one or more material defenses available to the Indemnitee which are not available to the Indemnitor; provided further, that with respect to any claim as to which the Indemnitee is controlling the defense, the Indemnitor will not be liable to any Indemnitee for any settlement of any claim pursuant to this Section 11 that is effected without its prior written consent, which consent shall not be unreasonably withheld.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 11 may be unenforceable because it is violative of any law or public policy, the Grantor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. Notwithstanding anything to the contrary in this Agreement, no party shall be liable to the other party or any third party for any indirect, incidental, exemplary, special, punitive or consequential damages (including with respect to lost revenue, lost profits or savings or business interruption) of any kind or nature whatsoever suffered by the other party or any third party howsoever caused and regardless of the form or cause of action, even if such damages are foreseeable or such party has been advised of the possibility of such damages. The provisions of this Section 11 shall survive the termination of this Agreement.

SECTION 12.	MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 9.3 of the Revenue Sharing and Securities Purchase Agreement.  No failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the other Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.  This Agreement shall be binding upon and inure to the benefit of Collateral Agent and Grantor and their respective successors and assigns.  Grantor shall not, without the prior written consent of Collateral Agent given in accordance with the Revenue Sharing and Securities Purchase Agreement, assign any right, duty or obligation hereunder.  This Agreement and the other Documents embody the entire agreement and understanding between Grantor and Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as a manually executed counterpart of this Agreement.  In the event of an express conflict between the terms and conditions of this Agreement and the terms and conditions of the Revenue Sharing and Securities Purchase Agreement, the terms and conditions of the Revenue Sharing and Securities Purchase Agreement shall control.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST OR THE REMEDIES HEREUNDER IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONDUCT OF THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Grantor acknowledges that Grantor has been informed by the Secured Parties that the foregoing sentence constitutes a material inducement upon which the Secured Parties have relied and will rely in entering into this Agreement.  Grantor or any of the Secured Parties may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Grantors and the Secured Parties to the waiver of their rights to trial by jury.

Each party hereto (a) irrevocably submits to the exclusive jurisdiction of any New York state court or federal court sitting in New York, New York, and any court having jurisdiction over appeals of matters heard in such courts, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof; (b) waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court; and (c) consents to service of process in any such proceeding in any manner at the time permitted under the applicable laws of the State of New York and agree that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 9.3 of the Revenue Sharing and Securities Purchase Agreement is reasonably calculated to give actual notice.

IN WITNESS WHEREOF, Grantor and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTOR:

MARATHON PATENT GROUP, INC.

/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

SAMPO IP, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

RELAY IP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

CYBERFONE SYSTEMS, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

VANTAGE POINT TECHNOLOGY, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

CRFD RESEARCH, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

E2E PROCESSING, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES II, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

[Signature Page to Security Agreement]

SIGNAL IP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

HYBRID SEQUENCE IP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

PME ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SOEMS ACQUISITION CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

IP LIQUIDITY VENTURES ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

IP LIQUIDITY VENTURES, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

[Signature Page to Security Agreement]

DA ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

DYNAMIC ADVANCES, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

CLOUDING CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

TLI ACQUISITION CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

TLI COMMUNICATIONS LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

MEDTECH GROUP ACQUISITION CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

TLIF, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

[Signature Page to Security Agreement]

COLLATERAL AGENT:

DBD Credit Funding LLC

/s/ Constantine M. Dakolias
__________________________________________
By:  Constantine M. Dakolias
Title: President

[Signature Page to Security Agreement]

EXHIBIT A
TO SECURITY AGREEMENT

SECURITY AGREEMENT SUPPLEMENT

This SECURITY AGREEMENT SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Security Agreement, dated as of [mm/dd/yy] (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among [NAME OF COMPANY], the Grantor and [NAME OF COLLATERAL AGENT], as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to Collateral Agent set forth in the Security Agreement of, and does hereby grant to Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located and specifically, without limitation, grants to the Collateral Agent a security interest in all of Grantor’s right, title and interest in the Commercial Tort Claims referenced on Schedule 4.5.  Grantor represents and warrants to Collateral Agent and each other Secured Party that the attached Supplements1 to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Security Agreement Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

 [NAME OF GRANTOR]

By: ______________________
 Name:
 Title:

1 Supplemental schedules to be attached

EXHIBIT B
TO SECURITY AGREEMENT

Patent Security Agreement

Patent Security Agreement, dated as of January 29, 2015 by Marathon Patent Group, Inc. and the undersigned entities (collectively, the “Pledgor”), in favor of DBD Credit Funding LLC, in its capacity as collateral agent pursuant to the Revenue Sharing and Securities Purchase Agreement (in such capacity, the “Collateral Agent”).

W i t n e s s e t h:

Whereas, the Pledgor is party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Revenue Sharing and Securities Purchase Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2.  Grant of Security Interest in Patent Collateral.  The Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral:

(a)           all of the Company’s existing and future acquired Patents, including, but not limited to, the items listed on Schedule A attached hereto; and

(b)           all Proceeds of any and all of the foregoing.

SECTION 3.  Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interests in the Patents made and granted hereby are set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.  Counterparts.  This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.  Delivery of an executed counterpart of a signature page of this Patent Security Agreement by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.

 [Signature page follows]

In Witness Whereof, the Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

Pledgor:

MARATHON PATENT GROUP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

SAMPO IP, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

RELAY IP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

CYBERFONE SYSTEMS, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

VANTAGE POINT TECHNOLOGY, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

CRFD RESEARCH, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

E2E PROCESSING, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES II, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

SIGNAL IP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

HYBRID SEQUENCE IP, INC.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

PME ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SOEMS ACQUISITION CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

IP LIQUIDITY VENTURES ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

IP LIQUIDITY VENTURES, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

DA ACQUISITION LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

DYNAMIC ADVANCES, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

CLOUDING CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

TLI ACQUISITION CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

TLI COMMUNICATIONS LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

MEDTECH GROUP ACQUISITION CORP.
/s/ Doug Croxall
By:  Doug Croxall
Title: CEO

TLIF, LLC
/s/ Doug Croxall
By:  Doug Croxall
Title: Manager

Accepted and Agreed:
DBD Credit Funding LLC
as Collateral Agent

By:           /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

SCHEDULE A
PATENTS

SCHEDULE 4.1
TO SECURITY AGREEMENT

GRANTOR CORPORATE INFORMATION

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).

SCHEDULE 4.2
TO SECURITY AGREEMENT

INVESTMENT RELATED PROPERTY

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).

SCHEDULE 4.3
TO SECURITY AGREEMENT

DESCRIPTION OF LETTERS OF CREDIT

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).

SCHEDULE 4.4
TO SECURITY AGREEMENT

INTELLECTUAL PROPERTY

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).

SCHEDULE 4.5

TO SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).